UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : August 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2003 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-05                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2003-A pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on August 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2003-A
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             JPMorgan Chase Bank,


Date:  August 26, 2003        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders August 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  August 25, 2003



                      Centex Home Equity Loan Trust 2003-A
                         STATEMENT TO CERTIFICATEHOLDERS
                                 August 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1       85,250,000.00      73,643,776.43   3,906,121.49      112,674.98     4,018,796.47    0.00     0.00       69,737,654.94
AF_2       15,500,000.00      15,500,000.00           0.00       27,822.50        27,822.50    0.00     0.00       15,500,000.00
AF_3       47,400,000.00      47,400,000.00           0.00      106,966.00       106,966.00    0.00     0.00       47,400,000.00
AF_4       63,000,000.00      63,000,000.00           0.00      196,875.00       196,875.00    0.00     0.00       63,000,000.00
AF_5        6,110,000.00       6,110,000.00           0.00       21,593.76        21,593.76    0.00     0.00        6,110,000.00
AF_6       24,200,000.00      24,200,000.00           0.00       73,689.00        73,689.00    0.00     0.00       24,200,000.00
AV_1      129,053,000.00     120,514,280.32   3,947,019.69      143,211.14     4,090,230.83    0.00     0.00      116,567,260.63
AV_2      128,987,000.00     120,244,008.91   5,908,259.62      143,925.40     6,052,185.02    0.00     0.00      114,335,749.29
M_1        42,000,000.00      41,999,999.99           0.00       63,291.67        63,291.67    0.00     0.00       41,999,999.99
M_2        31,500,000.00      31,500,000.00           0.00       76,763.75        76,763.75    0.00     0.00       31,500,000.00
M_3        19,500,000.00      19,500,000.00           0.00       62,968.75        62,968.75    0.00     0.00       19,500,000.00
B           7,500,000.00       7,500,000.00           0.00       29,708.33        29,708.33    0.00     0.00        7,500,000.00
R_1                 0.00               0.00           0.00            0.00             0.00    0.00     0.00                0.00
TOTALS    600,000,000.00     571,112,065.65  13,761,400.80    1,059,490.28    14,820,891.08    0.00     0.00      557,350,664.85

AIO_I      82,656,000.00      66,000,000.00           0.00      275,000.00       275,000.00    0.00     0.00       54,300,000.00
AIO_II     53,190,000.00      42,000,000.00           0.00      140,000.00       140,000.00    0.00     0.00       30,300,000.00
AIO_III    53,190,000.00      42,000,000.00           0.00      140,000.00       140,000.00    0.00     0.00       30,300,000.00
X_IO            1,927.13     571,112,065.65           0.00    2,263,639.77     2,263,639.77    0.00     0.00      557,350,664.85
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1      153214GH7     863.85661501    45.81960692    1.32170065      47.14130757          818.03700809      AF_1     1.836000 %
AF_2      153214GJ3   1,000.00000000     0.00000000    1.79500000       1.79500000        1,000.00000000      AF_2     2.154000 %
AF_3      152314GK0   1,000.00000000     0.00000000    2.25666667       2.25666667        1,000.00000000      AF_3     2.708000 %
AF_4      152314GL8   1,000.00000000     0.00000000    3.12500000       3.12500000        1,000.00000000      AF_4     3.750000 %
AF_5      152314GM6   1,000.00000000     0.00000000    3.53416694       3.53416694        1,000.00000000      AF_5     4.241000 %
AF_6      152314GN4   1,000.00000000     0.00000000    3.04500000       3.04500000        1,000.00000000      AF_6     3.654000 %
AV_1      152314GP9     933.83555841    30.58448614    1.10970795      31.69419409          903.25107227      AV_1     1.380000 %
AV_2      152314GQ7     932.21804453    45.80507819    1.11581322      46.92089141          886.41296635      AV_2     1.390000 %
M_1       152314GR5     999.99999976     0.00000000    1.50694452       1.50694452          999.99999976      M_1      1.750000 %
M_2       152314GS3   1,000.00000000     0.00000000    2.43694444       2.43694444        1,000.00000000      M_2      2.830000 %
M_3       152314GT1   1,000.00000000     0.00000000    3.22916667       3.22916667        1,000.00000000      M_3      3.750000 %
B         152314GU8   1,000.00000000     0.00000000    3.96111067       3.96111067        1,000.00000000      B        4.600000 %
TOTALS                  951.85344275    22.93566800    1.76581713      24.70148513          928.91777475

AIO_I     N/A           798.49012776     0.00000000    3.32704220       3.32704220          656.93960511      AIO_I    5.000000 %
AIO_II    N/A           789.62210942     0.00000000    2.63207370       2.63207370          569.65595037      AIO_II   4.000000 %
AIO_III   N/A           789.62210942     0.00000000    2.63207370       2.63207370          569.65595037      AIO_III  4.000000 %
X_IO      N/A                  #####     0.00000000         #####            #####                 #####      X_IO     0.000000 %
--------------------------------------------------------------------------------------------------  --------------------------------
If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                    ---------------------------------------
                                      -5-

Sec. 7.09(ii)        Distributions Allocable to Principal
                     Group I
                     Scheduled Monthly Payments                                                                      275,634.21
                     Curtailments                                                                                     38,729.50
                     Prepayments in Full                                                                           3,595,550.67
                     Loans Repurchased by Seller                                                                           0.00
                     Substitution Amounts                                                                                  0.00
                     Net Liquidation Proceeds                                                                              0.00

                     Group II
                     Scheduled Monthly Payments                                                                      106,752.25
                     Curtailments                                                                                    103,670.22
                     Prepayments in Full                                                                           3,734,968.76
                     Loans Repurchased by Seller                                                                           0.00
                     Substitution Amounts                                                                                  0.00
                     Net Liquidation Proceeds                                                                              0.00

                     Group III
                     Scheduled Monthly Payments                                                                      102,938.39
                     Curtailments                                                                                     13,129.12
                     Prepayments in Full                                                                           5,790,027.68
                     Loans Repurchased by Seller                                                                           0.00
                     Substitution Amounts                                                                                  0.00
                     Net Liquidation Proceeds                                                                              0.00

                     Subordination Increase Amount                                                                         0.00
                     Excess Overcollateralization Amount                                                                   0.00

Sec. 7.09(iv)        Class Interest Carryover Shortfall
                     Class AF-1                                                                                            0.00
                     Class AF-2                                                                                            0.00
                     Class AF-3                                                                                            0.00
                     Class AF-4                                                                                            0.00
                     Class AF-5                                                                                            0.00
                     Class AF-6                                                                                            0.00
                     Class AV-1                                                                                            0.00
                     Class AV-2                                                                                            0.00
                     Class M-1                                                                                             0.00
                     Class M-2                                                                                             0.00
                     Class M-3                                                                                             0.00
                     Class B                                                                                               0.00

Sec. 7.09(v)         Class Principal Carryover Shortfall
                     Subordinate Certificates
                     Class M-1                                                                                             0.00
                     Class M-2                                                                                             0.00
                     Class M-3                                                                                             0.00
                     Class B                                                                                               0.00

Sec. 7.09(vi)        Aggregate Loan Balance of Each Group
                     Group I Beginning Aggregate Loan Balance                                                    229,857,569.32
                     Group I Ending Aggregate Loan Balance                                                       225,947,654.94

                     Group II Beginning Aggregate Loan Balance                                                   170,775,221.50
                     Group II Ending Aggregate Loan Balance                                                      166,829,830.27

                     Group III Beginning Aggregate Loan Balance                                                  170,479,274.83
                     Group III Ending Aggregate Loan Balance                                                     164,573,179.64

Sec. 7.09(vii)       Overcollateralization
                     Total Overcollateralization Amount                                                                    0.00
                     Total Required Overcollateralization Amount                                                           0.00

Sec. 7.09(viii)      Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)        Substitution Amounts
                     Group I                                                                                               0.00
                     Group II                                                                                              0.00
                     Group III                                                                                             0.00

Sec. 7.09(ix)        Loan Purchase Price Amounts
                     Group I                                                                                               0.00
                     Group II                                                                                              0.00
                     Group III                                                                                             0.00

Sec. 7.09(x)         Weighted Average Net Coupon Rate
                     Group I                                                                                           8.3049 %
                     Group II                                                                                          7.9884 %
                     Group III                                                                                         8.0982 %

Sec. 7.09(xi)        Monthly Remittance Amount
                     Group I                                                                                       5,501,040.51
                     Group II                                                                                      5,082,572.21
                     Group III                                                                                     7,056,909.98

Sec. 7.09(xi)        Weighted Average Gross Margin
                     Group II Loans                                                                                    8.2922 %
                     Group III Loans                                                                                   8.3563 %
Sec. 7.09(xiv)       Largest Loan Balance
                     Group I                                                                                         588,856.60
                     Group II                                                                                        353,025.94
                     Group III                                                                                       625,377.87

Sec. 7.09(xv)        Basic Principal Amount
                     Group I                                                                                       3,909,914.38
                     Group II                                                                                      3,945,391.23
                     Group III                                                                                     5,906,095.19

Sec. 7.09(xvi)       Net Wac Cap Carryover Paid
                     Group I                                                                                               0.00
                     Group II                                                                                              0.00
                     Group III                                                                                             0.00
                     Subordinate                                                                                           0.00

Sec. 7.09(xvi)       Remaining Net Wac Cap Carryover
                     Group I                                                                                               0.00
                     Group II                                                                                              0.00
                     Group III                                                                                             0.00
                     Subordinate                                                                                           0.00

Sec. 7.09(xviii)     Net Wac Cap
                     Group I Net WAC Cap                                                                                 6.87 %
                     Group II Net WAC Cap                                                                                6.78 %
                     Group III Net WAC Cap                                                                               6.88 %
                     Subordinate Net WAC Cap                                                                             6.83 %

Sec. 7.09(xix)       Applied Realized Loss Amounts
                     Subordinate Certificates
                     Class M-1                                                                                             0.00
                     Class M-2                                                                                             0.00
                     Class M-3                                                                                             0.00
                     Class B                                                                                               0.00

Sec. 7.09(xx)        Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)      Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                            Group 1
                                                                                     Principal
                                            Period                Number               Balance               Percentage
                                           30-59 days                     47            2,216,640.41                   0.98 %
                                           60-89 days                     23            1,137,524.54                   0.50 %
                                           90+days                         9              423,289.78                   0.19 %
                                           Total                      79                3,777,454.73                   1.67 %
                                            Group 2
                                                                                     Principal
                                            Period                Number               Balance               Percentage
                                           30-59 days                     48            3,936,411.17                   2.36 %
                                           60-89 days                     14            1,416,141.70                   0.85 %
                                           90+days                         2              269,534.80                   0.16 %
                                           Total                      64                5,622,087.67                   3.37 %
                                            Group 3
                                                                                     Principal
                                            Period                Number               Balance               Percentage
                                           30-59 days                     32            1,977,158.34                   1.20 %
                                           60-89 days                     15            1,288,831.01                   0.78 %
                                           90+days                         4              308,118.35                   0.19 %
                                            Total                         51            3,574,107.70                   2.17 %

                                            Group Totals
                                                                                     Principal
                                            Period                Number               Balance               Percentage
                                           30-59 days                    127            8,130,209.92                   1.46 %
                                           60-89 days                     52            3,842,497.25                   0.69 %
                                           90+days                        15            1,000,942.93                   0.18 %
                                            Total                        194           12,973,650.10                   2.33 %

Sec. 7.09(b)(ii)     Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance               Percentage
                                                     14            1,252,520.04                 0.55 %
                                            Group 2
                                                                 Principal
                                            Number               Balance               Percentage
                                                     13            1,070,565.31                 0.64 %
                                            Group 3
                                                                 Principal
                                            Number               Balance               Percentage
                                                      6              896,578.27                 0.54 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance               Percentage
                                                     33            3,219,663.62                 0.58 %

Sec. 7.09(b)(iii)    Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                                            Group 1
                                                                 Principal
                                            Number               Balance               Percentage
                                                      9              428,524.35                 0.19 %
                                            Group 2
                                                                 Principal
                                            Number               Balance               Percentage
                                                      6              656,527.91                 0.39 %
                                            Group 3
                                                                 Principal
                                            Number               Balance               Percentage
                                                     10              795,476.45                 0.48 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance               Percentage
                                                     25            1,880,528.71                 0.34 %

Sec. 7.09(b)(iii)    Balloon Loans
                     Number of Balloon Loans                                                                               107.00
                     Balance of Balloon Loans                                                                        7,269,890.26

Sec. 7.09(b)(iv)     Number and Aggregate Principal Amounts of REO Loans
                                            Group 1
                                                                 Principal
                                            Number               Balance               Percentage
                                                      0                    0.00                 0.00 %
                                            Group 2
                                                                 Principal
                                            Number               Balance               Percentage
                                                      1              121,335.10                 0.07 %
                                            Group 3
                                                                 Principal
                                            Number               Balance               Percentage
                                                      1              133,311.26                 0.08 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance               Percentage
                                                      2              254,646.36                 0.05 %

Sec. 7.09(b)(v)      Book Value of REO Loans
                     Group I                                                                                              0.00
                     Group II                                                                                       121,500.00
                     Group III                                                                                            0.00

Sec. 7.09(b)(vi)     Realized Losses
                     Group I:
                     Monthly Realized Losses                                                                              0.00
                     Cumulative Realized Losses                                                                       7,926.57
                     Group II:
                     Monthly Realized Losses                                                                              0.00
                     Cumulative Realized Losses                                                                           0.00
                     Group III:
                     Monthly Realized Losses                                                                              0.00
                     Cumulative Realized Losses                                                                           0.00

Sec. 7.09(b)(vii)    Net Liquidation Proceeds
                     Group I                                                                                              0.00
                     Group II                                                                                             0.00
                     Group III                                                                                            0.00

Sec. 7.09(b)(viii)   60+ Delinquency Percentage (Rolling Three Month)                                                 1.0460 %

Sec. 7.09(b)(ix)     Cumulative Loss Percentage                                                                         0.00 %
                     Cumulative Realized Losses Since Cut-Off Date                                                    7,926.57
                     Aggregate Loan Balance as of the Cut-Off Date                                              600,001,927.13

Sec. 7.09(b)(x)      Has a Trigger Event Occurred?                                                                          NO

                     1-Month LIBOR for Current Distribution Date                                                     1.10000 %

